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Managers Trust I
(Name of Registrant As Specified In Its Charter)

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800 Connecticut Avenue

Norwalk, Connecticut 06854

800-835-3879

www.managersinvest.com

Managers International Growth Fund

INFORMATION STATEMENT

This information statement is being provided to the shareholders of Managers Fremont Global Fund (the “Fund”), a series of Managers Trust I, a Massachusetts business trust (the “Trust”), in lieu of a proxy statement, pursuant to the terms of an exemptive order which the Trust has received from the Securities and Exchange Commission. This exemptive order permits the Trust’s investment manager to hire new subadvisors and to make changes to existing subadvisory contracts with the approval of the Trustees, but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed to shareholders of the Fund on or about September     , 2005.

The Trust and its Fund Management Agreement

The Fund is an investment portfolio of the Trust. The Trust has entered into a fund management agreement with respect to the investment portfolio of the Trust with Managers Investment Group LLC (the “Manager”) dated August 1, 2000, as thereafter amended (the “Management Agreement”). Under the terms of the Management Agreement, the Manager selects, subject to review and approval by the Trustees, one or more subadvisors (the “Subadvisors” and each a “Subadvisor”) to manage the Fund’s investment portfolio. The Manager also reviews and monitors Subadvisor performance on an ongoing basis and recommends Subadvisor changes to the Trustees as appropriate. The Manager also allocates the Fund’s assets among the Subadvisors for the Fund, if a Fund has more than one Subadvisor. The portion of a Fund’s assets managed by a Subadvisor may be adjusted from time to time in the sole discretion of the Manager. The Manager also conducts all business operations of the Trust, except those operations contracted to the custodian or the transfer agent. As compensation for its services, the Manager receives a management fee from the Fund, and the Manager is responsible for payment of all fees payable to the Subadvisors of the Fund. The Fund, therefore, pays no fees directly to the Subadvisors.

The Manager recommends Subadvisors for the Fund to the Trustees based upon the Manager’s continuing quantitative and qualitative evaluation of the Subadvisors’ skills in managing assets pursuant to specific investment styles and strategies. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Subadvisor, and the Manager does not expect to recommend frequent changes of Subadvisors.

At any given time, each Subadvisor serves pursuant to a separate subadvisory agreement between the Manager and that Subadvisor (each such agreement, a “Subadvisory Agreement”). The Subadvisor does not provide any services to the Fund under the Subadvisory Agreement except portfolio investment management and related record-keeping services. However, in accordance with procedures adopted by the Trustees, a Subadvisor, or its affiliated broker-dealer, may execute portfolio transactions for the Fund and receive brokerage commissions or underwriting fees in connection therewith as permitted by Section 17(e) and Rule 10f-3 of the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder.

New Subadvisory Agreements with each of Wellington Management Company, LLP and Bernstein Investment Research and Management

Prior to June 1, 2005, a portion of the assets of the Fund was managed by Jarislowsky, Fraser Limited (“JFL”). At a meeting of the Board of Trustees held on May 21, 2005, the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (the “Independent Trustees”), discussed the actions taken by the Manager to terminate the Subadvisory Agreement with JFL (the “JFL Global Agreement”) with respect to the Fund and approved new Subadvisory Agreements with each of Wellington Management Company, LLP (“Wellington”) and Bernstein Investment Research and Management (“Bernstein”) with respect to the Fund, both of which became effective on June 1, 2005 (the “Wellington MFGF Agreement” and the “Bernstein MFGF Agreement”, respectively, and collectively the “Subadvisory Agreements”).

The recommendation to replace JFL with Wellington and Bernstein was made by the Manager in the ordinary course of its ongoing evaluation of Subadvisor performance and investment strategy and retention of portfolio management personnel, and after extensive research of numerous candidate firms and qualitative and quantitative analyses of each candidate’s organizational structure, investment process, style and long-term performance record. The recommendation to hire Wellington and Bernstein as Subadvisors each to manage a portion of the Fund was based on the Manager’s beliefs (a) that both Wellington and Bernstein are high quality investment advisors and highly qualified each to manage a portion of the Fund and (b) that both Wellington and Bernstein had demonstrated ability to analyze company earnings and to manage overall risk of a portfolio, both of which made Wellington and Bernstein appropriately suited to manage a portion of the Fund.

Under the Management Agreement, the Fund pays the Manager a fee equal to 0.60% per annum of the average daily net assets of the Fund. From these fees, under the terms and conditions of the Wellington Subadvisory Agreement, the Manager pays Wellington 0.50% per annum for the first $400 million of assets of the Fund and 0.45% per annum on assets of the Fund in excess of $400 million. Under the terms and conditions of the Wellington Subadvisory Agreement, Wellington has also agreed to apply this fee schedule on an aggregate basis across the three funds, including the Fund, of the Managers Funds Family of Funds for which Wellington serves as Subadvisor. Also from the fees paid by the Fund under the Management Agreement, pursuant to the terms and conditions of the Bernstein Subadvisory Agreement, the Manager pays Bernstein 0.50% per annum of the average net assets of the portion of the Fund managed by Bernstein.

Under the JFL Global Agreement, the Manager was obligated to pay JFL at an annual rate of 0.60% and include breakpoints of 0.10% at asset levels of $25 million, $50 million and $75 million, such fees and breakpoints calculated on an aggregate basis across the two funds, including the Fund, of the Managers Funds Family of Funds for which JFL served as Subadvisor. The Manager paid JFL $51,909 under the JFL Global Agreement for the period beginning on January 18, 2005 through May 31, 2005. Because the fees under each of (a) the Wellington MFGF Agreement and the Bernstein MFGF Agreement and (b) the JFL Global Agreement were or are paid by the Manager out of the advisory fees received by the Manager, there is no change in the expenses of the Fund as a result of the change.

The Subadvisory Agreements require each Subadvisor to provide fair and equitable treatment to the Fund in the selection of portfolio investments and the allocation of investment opportunities. The Subadvisory Agreements each have an initial term from June 1, 2005 until June 30, 2006 and then continue in effect, unless terminated as described below, for successive one year periods, so long as their continuance is approved at least annually (a) by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or (b) by the vote of a majority of the Trustees, provided that in either event the continuance is also approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the continuance. Each of the Subadvisory Agreements will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each of the Subadvisory Agreements may be terminated: (i) by the Manager at any time, without payment of a penalty, upon notice to the Subadvisor and the Trust, (ii) with respect to the Fund, at any time, without payment of a penalty, by the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund upon notice to the Subadvisor, or (iii) by the Subadvisor at any time, without payment of a penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

Each Subadvisory Agreement provides that the Subadvisor shall not be subject to any liability for any act or omission, error of judgment, or mistake of law or for any loss suffered by the Manager or the Trust in connection with the Subadvisory Agreement, except by reason of the Subadvisor’s willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the Subadvisor’s reckless disregard of its obligations and duties under the Subadvisory Agreements.

Apart from the identity of the Subadvisor, the effective date and fee schedules, there are no differences between each of the Subadvisory Agreements and the JFL Global Agreement. A copy of the Wellington MFGF Agreement and the Bernstein MFGF Agreement is attached as Exhibit A and Exhibit B, respectively, hereto.

Information about Wellington

The following is a description of Wellington, which is based on information provided by Wellington. Wellington is not affiliated with the Manager.

Wellington, located at 75 State Street. Boston, Massachusetts, provides investment services to many public and private institutions. As of December 31, 2004, Wellington had approximately $469.9 billion in assets under management. The Fund will be managed by Wellington’s International Growth Team, comprised of portfolio managers Mr. Jean-Marc Berteaux and Mr. Andrew S. Ofitt. The team is supported by the research efforts of over 50 industry and regional analysts. The initial investable universe for the investment team at Wellington is comprised of companies in the MSCI EAFE Index with market capitalizations greater than $1 billion. These companies are researched by Wellington’s global industry analysts who perform intensive ongoing fundamental research. Fundamental research consists of comprehensive company meetings, earnings modeling and valuation analysis. The focus of this research is to update an ongoing assessment of management, current business challenges and aggregate industry trends.

Information about Bernstein

The following is a description of Bernstein, which is based on information provided by Bernstein. Bernstein is not affiliated with the Manager.

Bernstein, a unit of Alliance Capital Management, L.P., is located at 1345 Avenue of the Americas, New York, New York. As of December 31, 2004, Bernstein had approximately $539 billion in assets under management. Mr. Kevin F. Simms, a Co-Chief Investment Officer of, and a portfolio manager for, Bernstein, is the portfolio manager for the portion of the Fund managed by Bernstein.

Board of Trustees’ Recommendation

At a meeting held on May 21, 2005, the Trustees, including a majority of the Independent Trustees, voted to approve the Subadvisory Agreements between the Manager and Wellington and Bernstein, respectively, with respect to Managers Fremont Global Fund, effective as of June 1, 2005. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of the Subadvisory Agreements.

In considering the Subadvisory Agreements, the Trustees reviewed and considered a variety of materials relating to the Fund, Wellington and Bernstein, including: comparative performance information for similarly managed funds, mutual fund and non-mutual fund accounts managed by each of Wellington and Bernstein and relevant benchmark indices; information regarding the nature, extent and quality of services to be provided by Wellington and Bernstein under the Subadvisory Agreements; and information regarding the investment strategies and portfolio management teams of Wellington and Bernstein. The Trustees noted that the performance of Wellington’s composite of accounts managed using similar investment strategies and Bernstein’s composite of accounts managed using similar investment strategies had each exceeded the relevant benchmark index (the MSCI EAFE Index) in each calendar year from 2001 through 2004. In addition, the Trustees considered the information received in connection with the appointment of Wellington as a subadvisor of Managers International Equity Fund in September 2004 and the reapproval of the subadvisory agreement with Bernstein with respect to Managers International Equity Fund in May 2004, as well as information provided periodically throughout the year with respect to such Fund and the performance of Wellington and Bernstein as subadvisors of such Fund. The Trustees also noted information provided by the Manager regarding the manner in which each subadvisor’s investment strategy complements the investment strategy of the other subadvisor.

In considering the nature, extent and quality of services to be provided by Wellington and Bernstein under the Subadvisory Agreements, the Trustees reviewed information provided by Wellington and Bernstein relating to their operations and personnel. Among other things, in discussing the qualifications and experience of Wellington’s and Bernstein’s portfolio management teams, the Trustees reviewed biographical information for the portfolio managers and other professional staff at Wellington, as well as information regarding the organizational and management structure of the firm. In the course of their deliberations, the Trustees noted the substantial investment experience of Mr. Gregory Ross, and Mr. Jean Marc Bertreaux, the relationship manager and portfolio manager, respectively, for Wellington who are responsible for the management of Wellington’s portion of the Fund’s assets and Mr. Kevin F. Simms, Co-Chief Investment Officer –International Value Equities/Director of Research; Director of Research-Global Value Equities and Dean S. Allen, Managing Director-Subadvisory for Bernstein’s allocation of the Fund’s assets. In addition, the Trustees noted that the terms and conditions each of the Subadvisory Agreements are substantially identical to those of the JFL Global Agreement with respect to the nature and extent of the subadvisory services to be rendered thereunder, although the amount of the fees payable under each of the Subadvisory Agreements and the JFL Global Agreement and the method of calculating such fees differ. The Trustees determined that these differences were not material. The Trustees took into account the financial condition and structure of Wellington and Bernstein with respect to their ability to provide the services required under their respective Subadvisory Agreements. The Trustees also considered Wellington’s and Bernstein’s brokerage policies and practices, and Wellington’s and Bernstein’s compliance programs.

In considering the reasonableness of the fees payable by the Investment Manager to each of Wellington and Bernstein, the Trustees relied on the ability of the Investment Manager to negotiate the terms of each Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Investment Manager is not affiliated with Wellington or Bernstein. In considering the cost of services to be provided by Wellington and Bernstein under the Subadvisory Agreements and the profitability to Wellington and Bernstein of their relationships with the Fund, the Trustees noted the current and potential future levels of the Fund’s assets and the undertaking by the Manager to maintain an expense limitation for the Fund. The Trustees also noted that because the fees under the Subadvisory Agreements will be paid by the Manager out of the advisory fees received by the Manager, there is no change in the expenses of the Fund as a result of the terms and conditions of the Subadvisory Agreements. As a consequence, the cost of services to be provided by Wellington and Bernstein and the profitability to Wellington and Bernstein of their relationships with the Fund were not material factors in the Trustees’ deliberations. For similar reasons the Trustees did not consider potential economies of scale in Wellington’s and Bernstein’s management of the Fund to be a material factor in their consideration at this time.

After consideration of the foregoing factors, the Trustees reached the following conclusions regarding the Subadvisory Agreements, among others: (a) Wellington and Bernstein are qualified to manage the Fund’s assets in accordance with the Fund’s investment objective and policies; (b) Wellington and Bernstein maintain appropriate compliance programs; (c) the investment strategies and techniques that each of Wellington and Bernstein would employ in managing the Fund’s assets are appropriate for pursuing the Fund’s investment objective; and (d) the Fund’s subadvisory fees to be paid to Wellington and Bernstein are reasonable in relation to those of similar funds and to the services to be provided by Wellington and Bernstein.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees, including a majority of the Independent Trustees, concluded that approval of each Subadvisory Agreement is in the interests of the Fund and its shareholders.

ADDITIONAL INFORMATION

The Manager serves as investment manager and administrator of the Trust. Managers Distributors, Inc. (“MDI”), a wholly-owned subsidiary of the Manager, serves as distributor of the Fund. The Manager and MDI are located at 800 Connecticut Avenue, Norwalk, Connecticut 06854.

Financial Information

The Fund’s most recent annual report and semi-annual report are available upon request, without charge, by writing to Managers Investment Group, 800 Connecticut Avenue, Norwalk, Connecticut 06854, or by calling (800) 835-3879, or by accessing our website at www.managersinvest.com.

Beneficial Owners and Management Ownership

The Fund does not know of any person who, as of August 1, 2005, beneficially owned 5% or more of the outstanding shares of the Fund. As of August 1, 2005, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund.

Since the beginning of fiscal year 2004, no Trustee has purchased or sold securities of the Manager, Wellington, Bernstein or any of their respective parents and subsidiaries exceeding 1% of the outstanding securities of any class of the Manager, Wellington, Bernstein or any of their respective parents or subsidiaries.

Shareholder Proposals

The Trust does not hold regularly scheduled meetings of the shareholders of the Fund. Any shareholder desiring to present a proposal for inclusion at the next meeting of shareholders should submit such proposal to the Trust at a reasonable time before the solicitation is made.

September , 2005

By	Order of the Trustees,

/s/ Christine C. Carsman
CHRISTINE C. CARSMAN
Secretary.

EXHIBIT A

FORM OF SUBADVISORY AGREEMENT

Attention:
Wellington Management Company, LLP

RE:	Subadvisory Agreement

The Managers Fremont Global Fund (the “Fund”) is a series of a Massachusetts business trust (the “Trust”) that is registered as an investment company under the Investment Company Act of 1940, as amended, (the “Act”), and subject to the rules and regulations promulgated thereunder.

Managers Investment Group LLC (the “Manager”) acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund’s assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund’s investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Subadvisor. The Manager, being duly authorized, hereby appoints and employs Wellington Management Company, LLP (“Subadvisor”) as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Subadvisor (those assets being referred to as the “Fund Account”). The Manager may, from time to time, with the consent of the Subadvisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2. Portfolio Management Duties.

(a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Subadvisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the “Prospectus”). The Subadvisor’s responsibility for providing portfolio management services hereunder shall be limited to only the Fund Account, and the Subadvisor agrees that it shall not consult with any investment advisor(s) (within the meaning of the Act) to the Fund or any other registered investment company or portfolio series thereof under common control with the Fund concerning transactions for the Fund Account in securities or other assets such that the exemptions under Rule 10f-3, Rule 12d3-1 and/or Rule 17a-10 under the Act would not be available with respect to the Fund. The Subadvisor shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadvisor has investment management responsibility, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Subadvisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the Trust. The Subadvisor shall exercise its proxy voting authority hereunder in accordance with its proxy voting policies and procedures. The Subadvisor shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Manager from time to time.

(b) The Subadvisor shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Subadvisor agrees that all records under the Act shall be the property of the Trust, however the Subadvisor may retain a copy of such records.

(c) The Subadvisor shall provide the Trust’s Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Subadvisor shall be responsive to requests from the Manager or the Trust’s Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the overall prices assigned by the Manager or the Trust’s Custodian for reasonableness and advising the Manager should any such prices appear to be outside a certain tolerance range.

(d) The Subadvisor agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and other applicable federal and state regulations, to the extent applicable to its role as a Subadvisor to the Trust, and review information provided by the Manager to assist the Manager in its compliance review program.

(e) The Subadvisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Subadvisor, and for the selection of the markets on or in which the transactions will be executed.

(a) In doing so, the Subadvisor’s primary responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Subadvisor to solicit competitive bids for each transaction, and the Subadvisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Subadvisor determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Subadvisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Subadvisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) made available by the broker to the Subadvisor viewed in terms of either that particular transaction or of the Subadvisor’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(b) The Manager shall have the right to request that a certain percentage of transactions giving rise to brokerage commissions, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account. The Subadvisor will use its best efforts to follow such direction provided such execution is in accordance with its Policy and Procedures on Brokerage Practices

(c) The Subadvisor agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an “affiliated person” (as defined in the Act) of the Trust or of the Manager or of any Subadvisor for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Subadvisor with a list of brokers and dealers which are “affiliated persons” of the Trust, the Manager or the Trust’s Subadvisors.

4. Information Provided to the Manager and the Trust and to the Subadvisor

(a) The Subadvisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws, provided such records are not otherwise available through the Trust’s Custodian. The Subadvisor will furnish the Trust’s Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

(b) The Subadvisor agrees that it will notify the Manager and the Trust in the event that the Subadvisor or any of its affiliates: (i) becomes subject to a statutory disqualification that prevents the Subadvisor from serving as investment adviser pursuant to this Agreement; or (ii) is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Subadvisor has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Subadvisor respecting or relating to the Subadvisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

(c) The Subadvisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the Subadvisor’s registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Subadvisor agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Subadvisor acknowledges that it is an “investment adviser” to the Fund within the meaning of the Act and the Advisers Act.

5. Compensation. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Subadvisor, and the Subadvisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Subadvisor. The Manager acknowledges that the Subadvisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities (“Affiliated Accounts”). The Manager agrees that the Subadvisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Subadvisor acts in good faith and provided further, that it is the Subadvisor’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Subadvisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Standard of Care. The Subadvisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Subadvisor shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadvisor against any liability to the Manager or the Trust or to holders of the Trust’s shares representing interests in the Fund to which the Subadvisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadvisor’s reckless disregard of its obligations and duties under this Agreement.

8. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Board of Trustees may deem appropriate.

9. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Manager, which amendment is subject to the approval of the Trustees and may be subject to the approval of the shareholders of the Trust in the manner required by the Act.

10. Effective Date; Term. This Agreement shall become effective on June 1, 2005 and shall continue in effect until June 30, 2006. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. Termination. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon notice to the Subadvisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Subadvisor or (iii) by the Subadvisor at any time without penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

13. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.

14. Notice Provision

To: Wellington Management Company, LLP	To:	The Managers Funds
Attention: Legal Services		Attention: Chief Compliance Officer
75 State Street		800 Connecticut Avenue
Boston, Massachusetts 02109		Norwalk, CT 06854

15. Review of Material. During the term of this Agreement, the Manager agrees to furnish the Subadvisor at its principal office all Prospectus, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders the Fund, prospects of the Fund or the public that refer to the Fund in any way, prior to the use thereof, and the Manager shall not use any such materials if the Subadvisor reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Subadvisor’s right to object to such materials is limited to the portions of such materials that expressly relate to the Subadvisor, its services and its clients. The Manager agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Subadvisor or its clients in any way are consistent with those materials previously approved by the Subadvisor as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Subadvisor by first class or overnight mail, facsimile transmission equipment or hand delivery.

MANAGERS INVESTMENT GROUP LLC

BY:	/s/ Peter M. Lebovitz
Peter M. Lebovitz
Managing Partner

DATE: June 1, 2005

Accepted:

BY:

DATE: June 1, 2005

Acknowledged:

MANAGERS TRUST I

BY:	/s/ Peter M. Lebovitz
President

DATE: June 1, 2005

SCHEDULES: A. Fee Schedule.

SCHEDULE A

SUBADVISOR FEE

For services provided to the Fund Account, the Manager will pay to the Subadvisor an Allocable Share (as defined below) of the Base Fee. The “Base Fee” shall mean the quarterly fee for each calendar quarter calculated at an annual rate of: (i) 0.50% of the first $400 million of the Subadvised Net Assets (as defined below), and (ii) 0.45% of the Subadvised Net Assets in excess of $400 million. The Allocable Share shall be appropriately pro-rated for any calendar quarter during which this Agreement is in effect for only a portion of the quarter.

“Allocable Share” shall mean the ratio of (i) average daily net assets of the Fund Account to (ii) the Subadvised Net Assets.

“Subadvised Net Assets” with respect to a calendar quarter shall mean the aggregate amount of (i) the average daily net assets of the Fund Account during such calendar quarter, and (ii) the average daily net assets of the portions of each of Managers International Growth Fund and Managers International Equity Fund for which the Subadvisor provides investment advisory services during such calendar quarter.

EXHIBIT B

FORM OF SUBADVISORY AGREEMENT

Attention:
Alliance Capital Management L.P.

RE:	Subadvisory Agreement

The Managers Fremont Global Fund (the “Fund”) is a series of a Massachusetts business trust (the “Trust”) that is registered as an investment company under the Investment Company Act of 1940, as amended, (the “Act”), and subject to the rules and regulations promulgated thereunder.

Managers Investment Group LLC (the “Manager”) acts as the manager and administrator of the Trust pursuant to the terms of a Management Agreement with the Trust. The Manager is responsible for the day-to-day management and administration of the Fund and the coordination of investment of the Fund’s assets. However, pursuant to the terms of the Management Agreement, specific portfolio purchases and sales for the Fund’s investment portfolios or a portion thereof, are to be made by advisory organizations recommended by the Manager and approved by the Trustees of the Trust.

1. Appointment as a Subadvisor. The Manager, being duly authorized, hereby appoints and employs Alliance Capital Management L.P. (“Subadvisor”) as a discretionary asset manager, on the terms and conditions set forth herein, of those assets of the Fund which the Manager determines to allocate to the Subadvisor (those assets being referred to as the “Fund Account”). The Manager may, from time to time, with the consent of the Subadvisor, make additions to the Fund Account and may, from time to time, make withdrawals of any or all of the assets in the Fund Account.

2. Portfolio Management Duties.

(a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Subadvisor shall manage the composition of the Fund Account, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information (such Prospectus and Statement of Additional Information for the Fund as currently in effect and as amended or supplemented in writing from time to time, being herein called the “Prospectus”). The Subadvisor’s responsibility for providing portfolio management services hereunder shall be limited to only the Fund Account, and the Subadvisor agrees that it shall not consult with any other subadvisor(s) to the Fund concerning transactions for the Fund Account in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of Rule 12d3-1 under the Act. The Subadvisor shall exercise voting authority with respect to proxies that the Fund is entitled to vote by virtue of the ownership of assets attributable to that portion of the Fund for which the Subadvisor has investment management responsibility, provided that such authority may be revoked in whole or in part by the Manager at any time upon notice to the Subadvisor and provided further that the exercise of such authority shall be subject to review by the Manager and the Trustees of the Trust. The Subadvisor shall exercise its proxy voting authority hereunder in accordance with such proxy voting policies and procedures as the Manager or the Trust may designate from time to time. The Subadvisor shall provide such information relating to its exercise of proxy voting authority hereunder (including the manner in which it has voted proxies and its resolution of conflicts of interest) as reasonably requested by the Manager from time to time.

(b) The Subadvisor shall maintain such books and records pursuant to Rule 31a-1 under the Act and Rule 204-2 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), with respect to the Fund Account as shall be specified by the Manager from time to time, and shall maintain such books and records for the periods specified in the rules under the Act or the Advisers Act. In accordance with Rule 31a-3 under the Act, the Subadvisor agrees that all records under the Act shall be the property of the Trust.

(c) The Subadvisor shall provide the Trust’s Custodian, and the Manager on each business day with information relating to all transactions concerning the Fund Account. In addition, the Subadvisor shall be responsive to requests from the Manager or the Trust’s Custodian for assistance in obtaining price sources for securities held in the Fund Account, as well as for periodically reviewing the prices of the securities assigned by the Manager or the Trust’s Custodian for reasonableness and advising the Manager should any such prices appear to be incorrect.

(d) The Subadvisor agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act and other applicable federal and state regulations, and review information provided by the Manager to assist the Manager in its compliance review program.

(e) The Subadvisor agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

3. Allocation of Brokerage. The Subadvisor shall have authority and discretion to select brokers, dealers and futures commission merchants to execute portfolio transactions initiated by the Subadvisor, and for the selection of the markets on or in which the transactions will be executed.

(a) In doing so, the Subadvisor’s primary responsibility shall be to obtain the best net price and execution for the Fund. However, this responsibility shall not be deemed to obligate the Subadvisor to solicit competitive bids for each transaction, and the Subadvisor shall have no obligation to seek the lowest available commission cost to the Fund, so long as the Subadvisor determines that the broker, dealer or futures commission merchant is able to obtain the best net price and execution for the particular transaction taking into account all factors the Subadvisor deems relevant, including, but not limited to, the breadth of the market in the security or commodity, the price, the financial condition and execution capability of the broker, dealer or futures commission merchant and the reasonableness of any commission for the specific transaction and on a continuing basis. The Subadvisor may consider the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) made available by the broker to the Subadvisor viewed in terms of either that particular transaction or of the Subadvisor’s overall responsibilities with respect to its clients, including the Fund, as to which the Subadvisor exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(b) The Manager shall have the right to request that specified transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Manager and the Subadvisor, shall be executed by brokers and dealers that provide brokerage or research services to the Fund or the Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account, so long as (i) the Manager determines that the broker or dealer is able to obtain the best net price and execution on a particular transaction and (ii) the Manager determines that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available to the Fund or to the Manager for the benefit of its clients for which it exercises investment discretion, notwithstanding that the Fund Account may not be the direct or exclusive beneficiary of any such service or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

(c) The Subadvisor agrees that it will not execute any portfolio transactions with a broker, dealer or futures commission merchant which is an “affiliated person” (as defined in the Act) of the Trust or of the Manager or of any Subadvisor for the Trust except in accordance with procedures adopted by the Trustees. The Manager agrees that it will provide the Subadvisor with a list of brokers and dealers which are “affiliated persons” of the Trust, the Manager or the Trust’s Subadvisors.

4. Information Provided to the Manager and the Trust and to the Subadvisor

(a) The Subadvisor agrees that it will make available to the Manager and the Trust promptly upon their request copies of all of its investment records and ledgers with respect to the Fund Account to assist the Manager and the Trust in monitoring compliance with the Act, the Advisers Act, and other applicable laws. The Subadvisor will furnish the Trust’s Board of Trustees with such periodic and special reports with respect to the Fund Account as the Manager or the Board of Trustees may reasonably request.

(b) The Subadvisor agrees that it will notify the Manager and the Trust in the event that: (i) the Subadvisor or any of its affiliates becomes subject to a statutory disqualification that prevents the Subadvisor from serving as investment adviser pursuant to this Agreement; or (ii) the Subadvisor, any person controlling or controlled by the Subadvisor, or any officer, director or employee of any of the foregoing is or expects to become the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission or other regulatory authority. Notification of an event within (i) shall be given immediately; notification of an event within (ii) shall be given promptly. The Subadvisor has provided the information about itself set forth in the Registration Statement and has reviewed the description of its operations, duties and responsibilities as stated therein and acknowledges that they are true and correct in all material respects and contain no material misstatement or omission, and it further agrees to notify the Manager immediately of any fact known to the Subadvisor respecting or relating to the Subadvisor that causes any statement in the Prospectus to become untrue or misleading in any material respect or that causes the Prospectus to omit to state a material fact.

(c) The Subadvisor represents that it is an investment adviser registered under the Advisers Act and other applicable laws and that the statements contained in the

Subadvisor’s registration under the Advisers Act on Form ADV as of the date hereof, are true and correct and do not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. The Subadvisor agrees to maintain the completeness and accuracy in all material respects of its registration on Form ADV in accordance with all legal requirements relating to that Form. The Subadvisor acknowledges that it is an “investment adviser” to the Fund within the meaning of the Act and the Advisers Act.

5. Compensation. The compensation of the Subadvisor for its services under this Agreement shall be calculated and paid by the Manager in accordance with the attached Schedule A. Pursuant to the provisions of the Management Agreement between the Trust and the Manager, the Manager is solely responsible for the payment of fees to the Subadvisor, and the Subadvisor agrees to seek payment of its fees solely from the Manager and not from the Trust or the Fund.

6. Other Investment Activities of the Subadvisor. The Manager acknowledges that the Subadvisor or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities (“Affiliated Accounts”). The Manager agrees that the Subadvisor or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Subadvisor acts in good faith and provided further, that it is the Subadvisor’s policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Manager acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Subadvisor shall have no obligation to acquire for the Fund Account a position in any investment which any Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Fund Account or otherwise.

7. Standard of Care. The Subadvisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Subadvisor shall not be liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Manager or the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Subadvisor against any liability to the Manager or the Trust or to holders of the Trust’s shares representing interests in the Fund to which the Subadvisor would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Subadvisor’s reckless disregard of its obligations and duties under this Agreement.

8. Assignment. This Agreement shall terminate automatically in the event of its assignment (as defined in the Act and in the rules adopted under the Act). The Subadvisor shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment under the Act will occur, and to take the steps necessary to enter into a new contract with the Subadvisor or such other steps as the Board of Trustees may deem appropriate.

9. Amendment. This Agreement may be amended at any time, but only by written agreement between the Subadvisor and the Manager, which amendment is subject to the approval of the Trustees and the shareholders of the Trust in the manner required by the Act.

10. Effective Date; Term. This Agreement shall become effective on June 1, 2005 and shall continue in effect until June 30, 2006. Thereafter, the Agreement shall continue in effect only so long as its continuance has been specifically approved at least annually by the Trustees, or the shareholders of the Fund in the manner required by the Act. The aforesaid requirement shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

11. Termination. This Agreement may be terminated by (i) the Manager at anytime without penalty, upon notice to the Subadvisor and the Trust, (ii) at any time without penalty by the Trust or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on notice to the Subadvisor or (iii) by the Subadvisor at any time without penalty, upon thirty (30) days’ written notice to the Manager and the Trust.

12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby but shall continue in full force and effect.

13. Applicable Law. The provisions of this Agreement shall be construed in a manner consistent with the requirements of the Act and the rules and regulations thereunder. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed, and enforced according to the laws of the State of Connecticut.

[SIGNATURE PAGE FOLLOWS]

MANAGERS INVESTMENT GROUP LLC

BY:	/s/ Peter M. Lebovitz
Peter M. Lebovitz
Managing Partner

DATE: June 1, 2005

Accepted:

ALLIANCE CAPITAL MANAGEMENT L.P.

BY:	Alliance Capital Management
Corporation, its general partner

BY:

DATE: June 1, 2005

Acknowledged:

MANAGERS TRUST I

BY:	/s/ Peter M. Lebovitz
Peter M. Lebovitz
President

DATE: June 1, 2005

SCHEDULES:	A. Fee Schedule.

SCHEDULE A

SUBADVISOR FEE

For services provided to the Fund Account, Managers Investment Group LLC will pay a base quarterly fee for each calendar quarter at an annual rate of 0.50 % of the average net assets in the Fund account during the quarter. Average assets shall be determined using the average daily net assets in the Fund account during the quarter. The fee shall be pro-rated for any calendar quarter during which the contract is in effect for only a portion of the quarter.